UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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FORWARD INDUSTRIES, INC.
(Name of Registrant as Specified In Its Charter)

TERENCE BERNARD WISE HOWARD MORGAN MICHAEL LUETKEMEYER ERIC FREITAG SANGITA SHAH N. SCOTT FINE DARRYL KEYS
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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FORWARD INDUSTRIES, INC.
__________________________

SUPPLEMENT TO PROXY STATEMENT

OF

TERENCE BERNARD WISE

_________________________

PLEASE SIGN, DATE AND MAIL THE GOLD PROXY CARD TODAY

The following supplements the definitive proxy statement dated December 8, 2014 (the "Proxy Statement") filed on Schedule 14A by Terence Bernard Wise, Howard Morgan, N. Scott Fine, Eric Freitag, Michael Luetkemeyer, Darryl Keys and Sangita Shah (together, the "Participants") in connection with the solicitation of proxies from the stockholders of Forward Industries, Inc. ("Forward" or the "Company"). The Proxy Statement was mailed to Forward’s stockholders on or about December 11, 2014 in connection with the annual meeting of Forward's stockholders to be held on December 30, 2014 (the "Annual Meeting").

Except as described in this document, the information provided in the Proxy Statement continues to apply and this supplement should be read in conjunction with the Proxy Statement. To the extent the following information differs from, updates or conflicts with information contained in the Proxy Statement, the supplemental information below is more current. If you need another copy of the Proxy Statement, please contact Innisfree M&A Incorporated ("Innisfree"), the proxy solicitor assisting us in connection with the Annual Meeting. To contact Innisfree, stockholders call toll free at (888) 750-5834 and banks and brokers may call collect at (212) 750-5833.

Supplemental Disclosures

On December 10, 2014, the Company filed its definitive proxy statement for the Annual Meeting with the Securities and Exchange Commission (the “SEC”).  Accordingly, we are hereby supplementing our definitive proxy statement with certain information from the Company’s definitive proxy statement as set forth herein.

According to the Company’s definitive proxy statement, the Annual Meeting will be held on Tuesday, December 30, 2014, at 9:00 A.M., Eastern Standard Time, at the offices of Olshan Frome Wolosky LLP, Park Avenue Tower, 65 East 55th Street, New York, New York 10022.

According to the Company’s definitive proxy statement, as of December 8, 2014, the record date for voting (the “Record Date”) there were 8,443,046 shares of Common Stock and 648,846 shares of Convertible Preferred Stock outstanding and eligible for voting at the Annual Meeting.  Each share of Common Stock entitles the holder of record on the Record Date to one vote on each matter to be voted on at the Annual Meeting.  Each share of Convertible Preferred Stock is entitled to vote on an as-converted basis with the Common Stock at the Annual Meeting.  As of the Record Date, the Convertible Preferred Stock outstanding was convertible into 692,919 shares of Common Stock.  Cumulative voting is not permitted.

According to the Company’s definitive proxy statement, any shareholder wishing to submit a proposal to be included in the Company’s proxy statement and form of proxy for presentation at the Company’s 2015 annual meeting of shareholders relating to the fiscal year ending September 30, 2015 (the “2015 Annual Meeting”), in accordance with the procedures set forth in Rule 14a-8 under the Exchange Act must be sent to the Company’s offices at 477 Rosemary Ave., Suite 219, West Palm Beach, FL 33401, addressed to the attention of the Company’s Corporate Secretary/Annual Meeting, and must be received not later than August 12, 2015.  All proposals must comply with applicable SEC rules and regulations.

In addition, according to the Company’s definitive proxy statement for the Annual Meeting, and pursuant to the Company’s bylaws, any shareholder who intends at the 2015 Annual Meeting: (1) to nominate a candidate for director or (2) to propose other business, must give the Company written notice of such nomination or on or after August 2, 2015 and on or before September 1, 2015.  However, if the date of the 2015 Annual Meeting is changed more than 30 days before or more than 30 days after the anniversary date of the preceding year’s annual meeting, notice by the shareholder to be timely must be delivered to the Company not earlier than the close of business on the 120th day prior to such annual meeting date and not later than the close of business on the later of the 90th day prior to such annual meeting date or the 10th day following the day on which the Company first makes a public announcement of the date of such meeting by means of a press release or filing with the SEC.  In respect of shareholder nominations for directors, in the event that the number of directors to be elected to Forward’s board of directors is increased and if all nominees for director, or the fact of the increase in number, is not publicly announced at least 70 days prior to the first anniversary of the preceding year’s annual meeting, then a nomination must be made not later than the 10th day following the first date of public disclosure of all such nominees or such increased number of directors. Such notice must provide certain information as specified in the Company’s bylaws and must be received at the Company’s principal executive offices by the deadline specified above.

The information set forth above regarding the procedures for submitting shareholder proposals for consideration at the Annual Meeting is based on information contained in the Company’s definitive proxy statement for the Annual Meeting.  The incorporation of this information in this proxy supplement should not be construed as an admission by the Participants that such procedures are legal, valid or binding.

In addition, Schedule II of our definitive proxy statement, attached hereto, is hereby supplemented to reflect updated information disclosed in the Company’s definitive proxy statement.

SCHEDULE II

The following table is reprinted from the Company’s definitive proxy statement filed with the SEC on December 10, 2014.   Mr. Wise does not make any claims as to the accuracy or completeness of the following information.

 Security Ownership of Certain Beneficial Owners and Management

Set forth below is information, as of December 8, 2014, with respect to the beneficial ownership of the Company’s Common Stock by (i) each director, (ii) each shareholder who, based on publicly available records, is known by the Company to own beneficially more than five percent (5%) of the Company’s shares and (iii) all current directors and executive officers of the Company, as a group (seven persons).  Unless otherwise stated, the address of each person in the table below is c/o Forward Industries, Inc., 477 Rosemary Ave., West Palm Beach, FL 33401.

Identity of Beneficial Owner	Beneficial Ownership	Percent of Class (a)
Directors and Executive Officers:
Robert Garrett, Jr. (b)	249,491	2.9%
Frank LaGrange Johnson (c) (d) (e)	202,855	2.4%
Robert M. Neal (f) (g)	69,347	*
John F. Chiste (c) (e)	45,000	*
Howard Morgan (e) (h)	25,000	*
Terry Wise (e) (h) (i)	1,608,541	19.0%
Joseph E. Mullin (f)	15,000	*
All directors and executive officers as a group (7 persons) (j)	2,215,234	25.0%
Former Officers:
James McKenna (k)	44,953	*
5% or Greater Shareholders:
Jenny P. Yu (l)	444,217	5.3%
 *Less than 1 percent

(a)	As of December 8, 2014, there were 8,443,046 shares of Common Stock outstanding.
(b)
Includes (i) 141,666 shares of Common Stock subject to options that are currently exercisable or will be exercisable within 60 days, and (ii) 41,666 shares of restricted Common Stock that vest on November 8, 2015.

(c)	Includes 30,000 shares of Common Stock subject to options currently exercisable.
(d)
Includes (i) 81,520 shares of Common Stock issuable upon the conversion of 76,335 shares of Convertible Preferred Stock owned by Mr. Johnson and (ii) 76,335 shares of Common Stock issuable upon the exercise of the warrant held by Mr. Johnson.

(e)	Includes 15,000 shares of restricted Common Stock that vest on December 11, 2014.
(f)	Includes 15,000 shares of restricted Common Stock that vest on December 5, 2015.
(g)	Includes 54,347 shares of Common Stock issuable upon the conversion of 50,890 shares of Convertible Preferred Stock owned by Mr. Neal.
(h)	Includes 10,000 shares of Common Stock subject to options currently exercisable.
(i)	Derived from an amendment to Schedule 13D, filed with the SEC on November 24, 2014. The address of Mr. Wise is Flat 2, 11 Cadogan Square, London SW1X OHT, United Kingdom.
(j)
Includes (i) 251,666 shares of Common Stock subject to options that are either currently exercisable or that are expected to be exercisable within 60 days, (ii) 135,867 shares of Common Stock issuable upon the conversion of 127,225 shares of Convertible Preferred Stock, (iii) 76,335 shares of Common Stock issuable upon the conversion of warrants and (iv) 131,666 shares of restricted Common Stock that vest through December 5, 2015.

(k)	Includes 1,425 shares of Common Stock held by Mr. McKenna’s spouse, as separate property.
(l)	Derived from an amended Schedule 13D filed with the SEC on May 2, 2013. The address of Ms. Yu is 9255 Doheny Road, Apt. 2905, West Hollywood, CA 90069.